                                  APPENDIX "B"

                              THE LOEWEN GROUP INC.

          THE FOLLOWING TABLE SHOWS THE RELATIONSHIP BETWEEN TLGI AND ITS HOLDING COMPANIES AND OPERATING SUBSIDIARIES AND ASSOCIATED COMPANIES. THE TABLE ALSO SHOWS THE RESPECTIVE JURISDICTION OF INCORPORATION OF SUCH COMPANIES. EXCEPT AS INDICATED, TLGI OWNS, DIRECTLY OR INDIRECTLY, ALL OF THE ISSUED AND OUTSTANDING SHARES OF EACH HOLDING COMPANY AND OPERATING SUBSIDIARY AND ASSOCIATED COMPANY.

                   HOLDING COMPANIES AND OPERATING SUBSIDIARIES
                             AND ASSOCIATED COMPANIES

                                 ---------------


                                      CANADA
                                      ------


                                                                                              JURISDICTION OF
                                                                                              INCORPORATION
                                                                                              ---------------


                                                                                              ALBERTA
247663 Alberta Ltd. (90%) and subsidiary company:
     Memento Funeral Chapel (1975) Ltd.
Courtney-Winter's Funeral Chapel Ltd.
Lakeland Funeral Home Ltd.

                                                                                              BRITISH
COLUMBIA
4032 Investments Ltd.
4054 Investments Ltd.(15) and subsidiary companies:
                                                                                              PUERTO RICO
     Camposanto-Aguadilla, Inc. and subsidiary company:
          Monte Cristo, Inc.
     Camposanto PR, Inc. (90%)
     Jibe Services Corporation(11)
     Los Jardines Memorial Park, Inc. (formerly: LJM Acquisitions, Inc.)
     Los Rosales Memorial Park, Inc. (formerly: Los Rosales Acquisitions, Inc.)
4103 Investments Ltd.(29)(31)(36)
476822 B.C. Ltd.
Alberni Valley Memorial Gardens Ltd.(11)
Aldon Enterprises Ltd.
Armstrong-Enderby Funeral Home Ltd.(9)
Graham Funeral Home Ltd.
Gregory's Williams Lake Funeral Home Ltd.(11)
Haywards Thomson & Irving Funeral Directors (1986) Inc. and subsidiary company:


                                      -2-

     Hayward's B.C. Funeral Company & Limousine Service Ltd.(8)
Hollyburn Funeral Home Ltd.
Hollyburn Funeral Services Ltd.
Mt. Washington Memorial and Funeral Chapel Ltd.
Neweol Investments Ltd.(37) and subsidiary companies:
     4166 Investments Ltd.(11)(43)
Pine Grove Crematorium (1996) Ltd. (50%)(27)
TLGI Holdings Limited (formerly: Loewen Holdings Limited) and subsidiary companies:
     Glenhaven Memorial Chapel Ltd.
     Kamloops Funeral Home Ltd.
     Suburban Funeral Homes Ltd.
     Surrey Memorial Services and Crematorium Ltd.(3)
TLGI Management Corp. (formerly: Loewen Management Corp.)(39) and subsidiary companies:
                                                                                              ALBERTA
     Mountain View and Metcalf Funeral Chapels Ltd.
                                                                                              BRITISH COLUMBIA
     Assman's Funeral Chapel Ltd.
     Chapel Hill Funeral Home Ltd.
     Chapel of Memories Funeral Directors Ltd.
     Hamilton-Harron Funeral Centre And Crematorium Ltd.
     Henderson's Fraser Valley Funeral Home Ltd.
     Henderson's Funeral Homes Ltd.
     Lakewood Funeral Home Ltd.
     Pabril Ventures Limited and subsidiary companies:
          Piercy's Funeral Home Limited and subsidiary companies:
               Mission Hill Crematorium Ltd.
               Sutton's Funeral Directors Ltd.
     Parksville Funeral Chapel Ltd.
     Vancouver Memorial Services and Crematorium Ltd.
     Vernon Funeral Home (1986) Ltd.
                                                                                              CANADA
                                                                                              (FEDERAL INCORPORATION
                                                                                                UNDER CBCA)
     Troispap Inc.(20) and subsidiary company:
                                                                                              QUEBEC
          Paperman & Sons Inc.(20) and subsidiary companies:
                                                                                              CANADA
                                                                                              (FEDERAL INCORPORATION
                                                                                                UNDER CBCA)
               170535 Canada Inc.
               3144569 Canada Inc.
                                                                                              MANITOBA
     Kerr's Funeral Chapel (1988) Ltd.
     Loewen Funeral Chapels (1973) Ltd.
     60752 Manitoba Ltd. and subsidiary companies:
          The J. Thomson Company Limited and subsidiary company:
               Garry Memorial Crematorium Ltd. (61.00%)



                                                                                              NOVA SCOTIA


                                      -3-

     Digby Funeral Home Limited
     Independent Funeral Services Incorporated
     J.A. Snow's Funeral Home (1985) Limited
     Jayne's Funeral Home (1984) Limited (90.00%) and associated company:
          Digby County Ambulance Service Limited (70.00%)
     Mattatall Funeral Home (1986) Limited
     Robert L. Hall Funeral Home Limited
     Wayne Hatt Enterprises Limited and subsidiary company:
          Ettinger-Kennedy Memorial Residence Limited(4)
                                                                                              ONTARIO
     1096952 Ontario Limited
     Addison Funeral Home, Inc.
     Canadian Funeral Services Inc. and subsidiary company:
          Cambridge Funeral Services Limited
     Comstock Funeral Home (1987) Ltd.
     Giffen-Mack Chapel Ltd.
     Green Funeral Home Limited
     H.S. Anderson and Sons (1986) Ltd.
     J.B. Marlatt Funeral Homes (1985) Limited
     R. Martino Funeral Homes (1987) Ltd.
     Sault Ste. Marie Funeral Homes Ltd.
     Schreiter-Sandrock Limited
     The Brown Funeral Home (Kenora 1983) Limited
     The Ratz-Bechtel Limited
     Trull Funeral Homes (1987) Limited
                                                                                              PRINCE EDWARD ISLAND
     Cutcliffe Funeral Home (1986) Ltd.
     MacLean Funeral Home (1986) Limited
                                                                                              SASKATCHEWAN
     Lee Funeral Home Ltd.
     Parkview Funeral Home Ltd.
     Weyburn Funeral Home (1987) Ltd.
                                                                                              BRITISH COLUMBIA
TLGM Holdings Inc. and subsidiary company:
     TLGM One Holdings Inc. and subsidiary companies(14):
                                                                                        MEXICO
          Agencia de Inhumaciones Gonzalez, S.A. de C.V. (1%)
          Grupo Loewen De Mexico, S.A. de C.V. and
          subsidary companies:
               Prestadora De Servicios Funerarios, S.A. de C.V.
               Servicios Administrativos Funerarios, S.A. de C.V.




                                                                                              MANITOBA
2239699 Manitoba Ltd. and subsidiary company:
     Klassen Funeral Chapel Ltd.


                                      -4-

2696216 Manitoba Ltd.
P. Coutu Funeral Chapels Ltd.
Green Acres Memorial Services (1969) Ltd.
Green Acres Memorial Gardens (1969) Limited and subsidiary company:
     Holy Angel Mausoleum Inc.

                                                                                              NOVA SCOTIA
NovaStar Emergency Medical Service Limited (90%)

                                                                                              ONTARIO
1026698 Ontario Inc. and subsidiary companies:
     Delmoro Funeral Home (Woodbridge) Ltd. (formerly: Delmoro Funeral Home Ltd.)
     Delmoro Funeral Home (North York) Ltd. (formerly:  983784 Ontario Limited)
Dryden Funeral Service Limited
Hawkins Funeral Home Ltd.
O'Reilly-Lee Funeral Home Limited
Oshawa Funeral Service (Thornton Chapel) Inc. (90%)
Walter D. Kelly Funeral Home And Chapel Ltd.

                                                                                              QUEBEC
Guayco Investments Inc./Investissements Guayco Inc. (90%) and its subsidiary company:
     Les Salons Funeraires Guay Inc.

                                                                                              SASKATCHEWAN
600838 Saskatchewan Ltd.(33)(34)(35) and its subsidary companies:
                                                                                              ALBERTA
     Memories Funeral Directors & Crematory Inc.(33)
                                                                                              SASKATCHEWAN
     Unser-Rist Funeral Home Services Inc.(35)
     Wilson & Zehner Funeral Chapel Ltd.(34)
601346 Saskatchewan Ltd.(34)(35)
Centre-Sask Funeral Management Co. Ltd.
Community Crematorium Services Limited(17)
Coventry Funeral Services Ltd.
Dionne-Moriarty Enterprises Ltd.
E. Andrychuk Funeral Home Ltd.
H D Funeral Home Ltd.
Helmsing Funeral Chapels Ltd.
Jerome-Martens Funeral Services Limited(11)
Orsted Funeral Home Ltd.(11)
Prairie Funeral Services Ltd.(1) and subsidiary companies:
     Clements' Rosetown Funeral Home Limited
     McKague's Funeral Chapels Ltd.
     Sallows and McDonald Funeral Home (1987) Limited
     Scharf's Funeral Home Ltd.
     Unity Funeral Chapel Ltd.
Rist Enterprises Corporation(34)(35)
Ross Funeral Service Ltd.
Souris Valley Memorial Gardens Company Ltd.(11)


                                      -5-

                                                                                              SOUTH CAROLINA
Cauthen's, Inc. and its subsidiary companies:
     Cauthen's Inc., of York County
     Rock Hill Memorial Gardens, Inc.


                                 UNITED STATES
                                 -------------
                                                                                              DELAWARE

Loewen Group International, Inc.(26) and subsidiary companies:
                                                                                              ALABAMA
     Advanced Planning (Alabama), Inc.
     Eastwood Memorial Gardens, Inc.(11)
     Gethsemane Cemetery, Inc. (formerly: GC Acquisition, Inc.)
     North Alabama Memorial Gardens, Inc.(11)
     Searcy Funeral Home, Inc.
     Saint Clair Memorial Gardens, Incorporated
     Walker Cemetery Corporation

                                                                                              ALASKA
     Evergreen Memorial Chapel, Inc.

                                                                                              ARIZONA
     Cemetery Management Company, Inc. (formerly: Catholic Management Company, Inc.)(11)
     Dimond & Sons Silver Bell Chapel, Inc.
     Flagstaff-Greenlaw Mortuary, Inc.
     Lake Havasu Memorial Gardens, Inc. (formerly: Havasu Acquisition, Inc.)(11)
     Yuma Mortuary & Crematory, Inc. (formerly: RYM Acquisitions, Inc.)

                                                                                              ARKANSAS
     Advance Planning of Arkansas, Inc.
     Loewen (Arkansas) Holdings, Inc. and its subsidiary company:
          Lough, Inc. and its subsidiary company:
               Benton County Memorial Park, Inc.

                                                                                              CALIFORNIA
     Calico General Partner, Inc.(23)
     Coge Investment Corporation
     Conrad Lemon Grove Mortuary, Inc.
     Culjis, Miller, Skelton and Herberger, Inc.
     Directors Succession Planning, Inc. (85%)(22) and subsidiary company:
                                                                                              TEXAS
          Directors Cemetery (Texas), Inc. and its subsidiary companies:
               Del Rio Memorial Park, Inc.
               Panola County Restland Memorial Park, Inc.(11)
                                                                                              CALIFORNIA
     E. & M. Frandsen, Inc.
     Greenview Cemetery, Inc.(11)

                                 -6-

Guerrero Mortuary, Inc.
International Memorial Society, Inc.
Jensen-Carpenter Mortuary, Inc.
Keaton Mortuaries, Inc.
Loewen (Alabama), Inc.(21) and subsidiary companies:
                                                                                                    ALABAMA
     Brooks-Cargile Funeral Home, Inc.
     Gethsemane Cemetery North, Inc. (formerly: Gracelawn Acquisition, Inc.)
     Montgomery Memorial Cemetery, Inc.
Loewen (Indiana), Inc.(23)
Loewen (Texas), Inc.(24) and subsidiary companies:
                                                                                                    TEXAS
     Loewen Cemetery (Texas), Inc. and subsidiary company:
          Cedar Hill Memorial Cemetery Association
     Northwest Services, Inc.
     Sharpstown Services, Inc.
McLeod Mortuary, Inc.
Memorial Consultants of California, Inc.(11)
Merkley-Mitchell Mortuary
Monument Hill Memorial Park
Mount Hope Cemetery, Inc.(11)
Palm Springs Mausoleum, Inc.
Paris-Frederick Mortuary, Inc.
Pierce Mortuary Chapels, Inc.
Pinkham-Mitchell Mortuary, Inc.
Security Plus Mini & RV Storage, Inc.
Wallace-Martin Funeral Home, Inc. (99.91%)(2)
Whitehurst California and subsidiary companies:
     Advance Funeral Insurance Services
     Brentwood Funeral Home, Inc.
     Chapel of Seaside, Inc.
     Chapel of the Valley of Castro Valley, Inc.
     Delano Mortuary
     Driscoll Mortuary, Inc.
     Hadley Funeral Chapels, Inc.
     Johnson Funeral Home, Inc. (formerly: E. P. Johnson, Jr., Enterprises, Inc.)
     Merced Funeral Chapel
     Miller's Tulare Funeral Home
     Mission Memorial Park
     Mission Mortuary, Inc.
     Nicoletti, Culjis & Herberger Funeral Home, Inc. (formerly: A. J. Nicoletti Funeral
       Home, Inc.)
     Norman's Family Chapel, Inc.
     Smith-Reardon Incorporated and its subsidary company:
          Conejo Mountain Memorial Park
     Stephens & Bean
     Valley Mortuary, Inc.
     Whitehurst, Sullivan, Burns & Blair Funeral Service
     Whitehurst-Grim Funeral Service
     Whitehurst-Lakewood Memorial Park and Funeral Service


                                      -7-

     Whitehurst-Loyd Funeral Service
     Whitehurst-McNamara Funeral Service
     Whitehurst-Muller Funeral Service
     Whitehurst-Norton Funeral Service
     Whitehurst-Terry Funeral Service
     Willow Glen Mortuary, Inc. (formerly: The Willow Glen Mortuary, Inc.)

                                                                                                    CONNECTICUT
New England Holding Company, Inc. (90%) and subsidiary companies:
     Gilman Funeral Home, Inc.
                                                                                                    NEW HAMPSHIRE
     Robert Douglas Goundrey Funeral Home, Inc.(11)
                                                                                                    RHODE ISLAND
     Frank R. Gorton & Sons, Inc.(11)
     George M. Wilbur-Romano & Sons, Inc.
     John B. Romano & Sons, Inc.
     Pontarelli-Marino Funeral Home, Inc. (formerly: Corbett, Quirk & Pontarelli, Inc.)
     Rushlow-Iacoi Funeral Home, Inc. (formerly: Rushlow Acquisition, Inc.)(11)
                                                                                                    SOUTH DAKOTA
     Prata Funeral Homes, Inc.
Willowbrook Management Corp.

                                                                                                    DELAWARE
American Burial and Cremation Centers, Inc.
Eagle Lending, Inc.
Directors (Texas), L.P.(22)
Henlopen Memorial Park, Inc.
Lester L. Hayman Funeral Home, Inc. (formerly: Prime Holdings of Georgia, Inc.)
Loewen (Alabama), L.P.(21)
Loewen (Indiana), L.P.(23)
Loewen (Texas), L.P.(24)
Loewen Corporate Benefits of North Carolina, Inc.
Loewen Group Acquisition Corp. and its subsidiary companies:
                                                                                                    ALABAMA
     Woodlawn Memory Gardens, Inc. (formerly: Woodlawn Acquisition, Inc.)
                                                                                                    ARKANSAS
     Eastern Arkansas Memorial Gardens, Inc.

                                                                                                    CALIFORNIA
     Chapel of the Pines Funeral Home, Inc.(11)
     Memory Chapel, Inc.
     Mission Chapel of San Jose, Inc.
                                                                                                    COLORADO
     Coal Creek Memorial Cemetery, Inc. (formerly: Coal Creek Acquisition Inc.)
                                                                                                    GEORGIA
     Harrell-Faircloth Funeral Home, Inc. (formerly: Harrell-Faircloth Acquisition, Inc.)(11)
     Mozley Memorial Gardens, Inc. (formerly: Mozley Memorial Gardens Acquisition, Inc.)(11)
                                                                                                    INDIANA
     Foster and Good Funeral Home, Incorporated(11)


                                     -8-

                                                                                                    KANSAS
     Murdock Funeral Home, Inc.(11)
                                                                                                    KENTUCKY
     Dowell-Martin Funeral Home, Inc. (formerly: Dowell & Martin Acquisition, Inc.)(99.01%)(40)
                                                                                                    LOUISIANA
     Evangeline Funeral Home, Inc.
                                                                                                    MONTANA
     Montana Memorial Services, Inc.(11) and its subsidiary company:
          Sunset Memorial Gardens of Billings, Inc.(11)
                                                                                                    NEW HAMPSHIRE
     St. Laurent Funeral Home, Inc.(11)
                                                                                                    NEW MEXICO
     Smith-Rogers Funeral Home, Incorporated
                                                                                                    NEW YORK
     DeVaney-Bennett Funeral Home, Inc. (formerly: DeVaney Acquisition, Inc.)
     James J. Stout Funeral Home, Inc.
                                                                                                    NORTH CAROLINA
     Devotional Gardens, Inc.
     Pamlico Memorial Gardens, Inc.
     Roselawn Memorial Gardens, Inc.
     Rutherford County Memorial Cemetery, Inc.
                                                                                                    OKLAHOMA
     Added Touch Flower Shop, Inc.(11)
     Baggerley Acquisition, Inc.
     Bill Eisenhour Funeral Homes, Inc.(11)
                                                                                                    SOUTH DAKOTA
     Behrens Mortuary, Inc.
                                                                                                    TENNESSEE
     Northridge/Woodhaven Chapel & Cemetery, Inc. (formerly Woodhaven Memory Gardens and
       Funeral Home, Inc.)
                                                                                                    TEXAS
     Campbell Funeral Home, Inc.
     Central Texas Funeral Services, Inc.(11)
     Darrell W. Rains, Inc. and its subsidiary company:
          Rains-Seale Funeral Home, Inc.
     Hale County Funeral Services, L.C.(11)
     Jerry T. Edwards, Inc.(11)
     Lemons Funeral Home, Inc.(11)
     Swisher County Funeral Services, L.C.(11)
                                                                                                    VIRGINIA
     Stitham, Incorporated
                                                                                                    WEST VIRGINIA
     Ceredo Mortuary Chapel, Inc. (formerly: Ceredo Acquisition, Inc.)(11)
     Ferrell Mortuary, Inc. (formerly: Ferrell Acquisition, Inc.)(11)
     Wilcoxen Associates, Inc.(11)

                                                                                                    DELAWARE
Loewen Life Insurance Group, Inc. and subsidiary company:
                                                                                                    INDIANA
     Mayflower National Life Insurance Company and subsidiary companies:


                                     -9-

                                                                                                    LOUISIANA
          Administrative Resources Company, Inc.
          Planned Funeral Services, Inc.
          Security Industrial Insurance Company and subsidiary company:
               Security Industrial Fire Insurance Company
                                                                                                    TEXAS
          Funeral Service, Inc. and subsidiary company:
               National Capital Life Insurance Company (formerly:  Earthman National Capital Life
                 Insurance Company)
Loewen Management Investment Corporation
Neweol (Delaware), L.L.C.(11)(43)
Neweol Investments (U.S.A.), Inc.
Oehler Building Corporation
Osiris Holding Corporation and subsidiary companies:
                                                                                                    ARIZONA
     Phoenix Memorial Mortuary, Inc.
                                                                                                    DELAWARE
     Osiris Holding of Maryland, Inc.
     Osiris Holding Finance Company
     Sunset Acquisition Corporation
                                                                                                    FLORIDA
     Osiris Holding of Florida, Inc.
     Royal Palm Acquisition Corporation
                                                                                                    ILLINOIS
     Osiris Holding of Illinois, Inc. and its subsidiary company:
          Woodlawn Memorial Park, Inc.
     Elmwood Acquisition Corporation
     The Oak Woods Cemetery Association
                                                                                                    PENNSYLVANIA
     Oak Woods Management Company
     Osiris Insurance Agency of Pennsylvania, Inc.
     Osiris Holding of Pennsylvania, Inc.
                                                                                                    RHODE ISLAND
     Osiris Holding of Rhode Island, Inc.
                                                                                                    WISCONSIN
     Osiris Holding of Wisconsin, Inc. and subsidiary company:
          Knollwood Memorial Park, Inc.
Prime Succession Holdings, Inc.(29)
Roses Delaware, Inc. (74.13%)(30)
Rose Hills Holdings, Corp. (10.45%)(31)
                                                                                                    DISTRICT OF
                                                                                                    COLUMBIA
Stein Hebrew Memorial Funeral Home, Inc. (formerly:  Donald M. Stein Hebrew Memorial Funeral
  Home, Inc.)

                                                                                                    FLORIDA
Bess-Kolski-Combs, Inc.
Charlotte Memorial Gardens Acquisition, Inc.
Garden Sanctuary Acquisition, Inc.
Kraeer Holdings, Inc. (90.00%) and subsidiary companies:
     Cardwell Funeral Home, Inc. (formerly: CFH Acquisition, Inc.


                                     -10-

     Curry Raley Funeral Home, Inc. (formerly:  Curry Acquisition, Inc.)
     Dale Maloney Funeral Home, Inc. (formerly: DMH Acquisition, Inc.)
     Harris Funeral Home, Inc.
     Joseph B. Cofer Funeral Home, Inc. (formerly: JBC Funeral Home, Inc.)
     Knauff Funeral Home, Inc.(11)
     Kraeer Funeral Homes, Inc.
     Moody Funeral Home, Inc.
     Naples Memorial Gardens, Inc.
     North American Cremation Society, Inc.
     Scott Funeral Home, Inc.
     Security Trust Plans, Inc.
     Sherrill-Guerry Funeral Home, Inc.
     Wylie-Baxley Funeral Home, Inc.
MHI Group, Inc. and subsidiary companies:
     Funeral Services Acquisition Group, Inc. and subsidiary companies:
          Abreu Gonzalez Funeral Homes, Inc. (formerly: AGFH Acquisition, Inc.)
          Eternal Light Funeral Directors and Counselors, Inc.
          LM Park, Inc.
     MHI Financial, Inc.
Martin Funeral Home Acquisition, Inc.(11)
Memorial Services Acquisition, Inc.
Memorial Services Corporation(11)
Riverside Memorial Park, Inc.
Sarasota Memorial Park Acquisition, Inc.
Skyway Memorial Gardens Acquisition, Inc.
Weinstein Family Services, Inc. (85%) and its subsidiary companies:
                                                                                                    ILLINOIS
     Devon Livery, Inc.
     Weinstein Family Services, Inc. and its subsidiary companies:
                                                                                                    FLORIDA
          Beth David Memorial Gardens, Inc.
          Blasberg Memorial Chapels, Inc.
          Jewish Memorial Society, Inc.

          Levitt-Weinstein Memorial Chapels, Inc. and its subsidiary companies:
               Levitt Memorial Chapel, Inc.
               Resmal, Inc.
          Mount Nebo Memorial Gardens, Inc.
          Mount Nebo of the Palm Beaches Memorial Gardens, Inc.
          Palm Beach County Community Chapel, Inc.
                                                                                                    ILLINOIS
          Horizon Funeral Direction, Inc.
          Weinstein Brothers, Inc. and its subsidiary companies:
                                                                                                    FLORIDA
               Mount Nebo Chapels, Inc.
               Sinai Funeral Home, Inc.
               Star of David Memorial Gardens, Inc.
                                                                                                    ILLINOIS
          Weinstein Chapels, Inc.


                                      -11-

                                                                                                    GEORGIA
Advanced Planning of Georgia, Inc.
Broadlawn, Inc.
Cemetery Sales Holding Corp. and subsidiary company:
     Forest Lawn Memorial Gardens, Inc.
Dixon-Bowen-Taylor Funeral Home, Inc. (formerly: DBT Acquisition, Inc.)
Foster Family Funeral Home, Inc. (formerly: Roswell Store, Inc.) (90%)(7) and subisidary companies:
     Alpharetta Funeral Home, Inc.
     Sandy Springs Chapel, Inc.
     United Cemetery Management & Development Corp. and subsidiary company:
          Green Lawn Cemetery Corporation
     Woodstock Funeral Home, Inc.
Frederica Cemeteries, Inc. (formerly: Oglethorpe Acquisition, Inc.)
Horizon-Glynn Properties, Inc.
James & Dean, Inc.
Loewen (Georgia), Inc. (formerly: MMP, Inc.) and subsidiary companies:
     Southeastern Funeral Homes, Inc.
                                                                                                    SOUTH CAROLINA
     Graceland Cemetery Development Co.
                                                                                                    TEXAS
     Travis Land Company
     Waco Memorial Park
                                                                                                    NORTH CAROLINA
     Reeves, Inc.
Macedonia Memorial Park, Inc. (formerly: Macedonia Acquisition, Inc.)
Melwood Cemetery, Inc.
Morrison Funeral Home, Inc.
Poteet Holdings, Inc. (formerly: Horis A. Ward, Inc.) and subsidiary companies:
     A. C. Hemperley & Sons, Inc. (formerly:  Hemperley Acquisition, Inc.)
     BN Incorporated
     Frazier & Son Funeral Home, Inc.
     Lowe's Funeral Home, Inc.
     Mann-Walden Funeral Home, Inc.
     Thomas L. King Funeral Home, Inc. (formerly: TLK, Inc.)
Roundtree Funeral Home, Inc. (formerly: Roundtree Acquisition, Inc.)
Shadowlawn Acquisition Corporation(11)
Sims-Medford Enterprises, Inc.
Sunset Memory Gardens, Inc.

                                                                                                    HAWAII
Alternative Acquisition, Inc.
Associated Memorial Group, Ltd. and its subsidiary companies:
     50th State Funeral Plan, Ltd.
     Valley Of The Temples Mortuaries, Ltd.
Hawaiian Memorial Park Mortuary Corporation and its subsidiary company:
     The Center For Pre-Arranged Funeral Planning, Inc.
     Ordenstein Holding Company, Inc. (90%) and its subsidiary companies:
          Maui Memorial Park, Inc.(11)(42)and its subsidiary company:


                                      -12-

               Maui Funeral Plan, Inc. (50%)(11)(42)
          Nakamura Mortuary, Inc.(11)(42)
Windward Crematory, Inc.

                                                                                                    IDAHO
Parks Development Company, Inc.
Restlawn Cemetery, Inc. (formerly: Restlawn Acquisition, Inc.)(11)

                                                                                                    ILLINOIS
Allen-Melvin Funeral Home, Ltd. (formerly: Allen Funeral Homes, Ltd.)
Grennan Funeral Home, Ltd.
McCracken Funeral Home, Inc.
Memorial Consultants, Inc. and its subsidiary companies:
     Evergreen Memorial Gardens, Inc.
     Glendale Memorial Gardens, Inc.
     Memorial Gardens Association, Inc.
     National Home Service Institute, Inc.
     Pre-Arrangement Consultants, Inc.
Mount Hope Woodlawn Corporation (formerly: Mount Hope Woodlawn Acquisition Corporation)
OBC Acquisitions, Ltd.
Pineview Memorial Park, Inc.
Ridgewood Cemetery Company, Inc.
Robert A. Weinstein, Ltd. (90%) and subsidiary companies
     Genesis Associates, Ltd. and subsidiary companies:
          Brown Funeral Home, Ltd. (formerly: BFH Acquisition, Inc.)
          Chapel Hill Memorial Gardens & Funeral Home Ltd. (formerly: Chapel Hill Acquisition,Inc.)
          Chicago Cemetery Corporation
          Chrastka Funeral Home, Ltd.
          Community-Opyt Funeral Home, Ltd.
          Fitzpatrick Funeral Services, Ltd.(11)
          Furman Funeral Home, Inc.
          Mittendorf Calvert Funeral Home, Ltd. (Formerly: MCFH Acquisition, Ltd.)(11)
          Mount Auburn Funeral Home, Inc.
          Mount Auburn Memorial Park, Inc.
          Oakland Memory Lanes, Inc. and its subsidiary company:
                                                                                                    INDIANA
               Chapel Lawn Memorial Gardens, Inc.
                                                                                                    ILLINOIS
          Westwood Memorial Chapel, Inc.(11)
          Windridge Funeral Home, Ltd. (formerly: Windridge Acquisition, Inc.)

     Robert A. Weinstein Funeral Directors Ltd.
     Zefran Funeral Home, Ltd.
Ruzich Funeral Home, Inc.
Tazewell County Memorial Gardens, Inc.
Woodlawn Cemetery Of Chicago, Inc.

                                                                                                    INDIANA
AFH, Inc.


                                     -13-

Advance Planning of Indiana, Inc.(11)
Alexandria Cemetery Association, Inc.(11)
B & H Contractors Inc.
Bicknell Memorial Cemetery, Inc. (formerly: Bicknell Acquisition, Inc.)(11)
Bond-Mitchell Funeral Home, Inc. (formerly: Bond-Mitchell Acquisitions, Inc.)
Brosmer-Drabing Funeral Home, Inc. (formerly: FH Acquisition, Inc.)
Berhalter-Hutchins Funeral Home, Inc. (99.80%)(2)
Denbo Funeral Home, Inc. (formerly: Denbo Acquisitions, Inc.)
Daviess Co. Cemetery Assoc., Inc.
Deremiah-Frye Mortuary, Inc.
Ever Rest Memorial Park, Inc.(16)
Gardens of Memory, Inc. (formerly:  GOM Acquisition, Inc.)(11)
Gordon E. Utt Funeral Home, Inc. (formerly:  GEUFH, Inc.)
Green Lawn Cemetery, Inc.(16)
Kemple Funeral Homes, Inc.
McClure Funeral Service, Inc. (formerly:  BDFH, Inc.)
New Crown Cemetery Company, Inc. (formerly: New Crown Acquisition, Inc.)
Oak Enterprises, Inc.
Rest-Haven Cemetery Association, Inc.
Ruzich Funeral Home, Inc.
St. Joseph Valley Memorial Park, Inc.
South Bend Highland Cemetery Association, Inc. (formerly: South Bend Acquisition, Inc.)
Titzer Funeral Home, Inc. (formerly: TFHI Acquisition, Inc.)

                                                                                                    IOWA
Mass-Hinitt-Alexander Funeral Home, Inc. (formerly: Alexander Acquisition, Inc.)
Blackhawk Garden Of Memories, Inc. (formerly: Blackhawk Acquisition, Inc.)
Burlington Cemetery Management, Inc.
Loewen (Iowa), Inc.
North Lawn Cemetery, Inc.(11)
Shrine of Memories, Inc.

                                                                                                    KANSAS
Byrd-Snodgrass Funeral Home, Inc.
Colonial Services, Ltd.
Hawks Funeral Home, Inc.
Potts Funeral Home, Inc.
Quiring Monument Company (formerly: Quiring Acquisition, Inc.)
Restlawn Gardens of Memory, Inc.
Sperry-McConnell-Bath Funeral Homes, Inc.
Sunset Funeral Home, Inc.

                                                                                                    KENTUCKY
Advanced Planning of Kentucky, Inc.
Campbellsville Memorial Gardens, Incorporated
Danville Memorial Gardens, Incorporated
East Ashland Memorial Gardens, Inc.
Forest Lawn Memorial Gardens, Inc.
Golden Oaks Memorial Gardens, Incorporated


                                     -14-

Green Hills Memorial Gardens, Inc. (formerly: GHMG Acquisitions, Inc.)
Hillcrest Garden of Memories, Inc.
Jenkins Funeral Home, Inc. (99.01%)(6)
Loewen Group Inc.(21)(24)
Loewen (Kentucky), Inc. (99.01%)(6) (formerly:  Engle Funeral Home, Inc.)
Louisville Memorial Gardens, Inc. and its subsidiary company:
     Memory Gardens, Inc.
Madison County Memorial Gardens, Inc.
New Rose Hill, Inc. (formerly:  NR Acquisition, Inc.)
Rogers Funeral Home of Clarkson, Kentucky, Inc. (formerly: PFH Acquisition, Inc.) (99.01%)(6)
Sunset Memorial Gardens of Irvine Kentucky, Inc.
Sunset Memorial Park, Inc.
The Pulaski Funeral Home, Inc. (99.9%)(6)

                                                                                                    LOUISIANA
Cemetery Management Corp.
Loewen Louisiana Holdings, Inc. and subsidiary companies:
     New Orleans Limousine Service, Inc.(86.10%)(25)
     Woodlawn Memorial Park, Inc. (86.5%)



                                                                                                    MARYLAND
Lorraine Park Cemetery Company(11)
Modern Park Development Company
Springhill Memory Gardens, Inc.
Sunset Memorial Park, Inc. and its subsidiary company:
     Cedar Hill Funeral Home, Inc. (formerly: Leasure-Stein Funeral Home, Inc.)
W N C, Inc.
Wicomico Memorial Parks, Incorporated(11)

                                                                                                    MASSACHUSETTS
Byron's Funeral Homes, Inc. (49.51%)
Cuffe-McGinn Funeral Home, Inc. (49%)
Doane Beal & Ames, Inc. (49.00%)
Doba-Haby Insurance Agency, Inc.
Edward J. Gaffey & Sons, Inc. (49.00%)
Ernest A. Richardson Funeral Home, Inc. (49.00%)
Hafey Funeral Service, Inc. (49.00%)
John C. Mulry Funeral Homes, Inc. (formerly: Mulry Acquisition, Inc.) (49%)
Loewen Cape Cod Holdings (1991), Inc. (90.00%) and subsidiary company:
                                                                                                    NEW HAMPSHIRE
     ZS Acquisition, Inc.
Loewen Eastern Massachusetts Holdings (1992), Inc.
Loewen Massachusetts Holdings (1991), Inc.
Ratell Funeral Home, Inc.(40.00%)

                                                                                                    MICHIGAN
Care Memorial Society, Inc.


                                     -15-

Covell Funeral Home Inc.
Covell-Smith Funeral Home, Inc.
Edward Swanson & Son Funeral Home, Inc. (formerly: ESFH Acquisition, Inc.)
Gethsemane Mausoleum And Sales Company
Halverson Chapel, Inc.
Hibbard-Ruggles Funeral Home, Inc.
Hill Funeral Home, Inc. (formerly:  HFH Acquisitions, Inc.)
Loewen HDG Acquisition, Inc. (90%)
Loewen (Michigan), Inc.
Maple Valley Chapel, Inc. (formerly: Genther Acquisition, Inc.)(11)
Memorial Guardian Company
Peace Rose, Inc.
Peter Feldpaush & Co., Inc.
RKL Supply, Inc.
Resurrection Funeral Home, Inc.
Roseland Park Sales Company
Star Cement And Vault Company
Wachterhauser-Brietzke Funeral Homes, Inc. (formerly: Brietzke Acquisition, Inc.)
Wren Funeral Home, Inc.

                                                                                                    MINNESOTA
Bell Bros., Incorporated(11)
Enga Memorial Chapels, Inc.
Kapala-Glodek Funeral Service, Ltd. and subsidiary
companies:
     Gleason Mortuary, Inc.
     Kapala-Glodek Gearhart Funeral Home, Inc.
     Malone Funeral Home, Inc.
                                                                                                    FLORIDA
     Coral Ridge Funeral Home And Cemetery, Inc.
     Kadek Enterprises of Florida, Inc.
     Phil Kiser Funeral Home, Inc.
                                                                                                    MINNESOTA
     Morningside Memorial Gardens, Inc. (formerly: MMG Acquisition, Inc.)
     North American Cremation Society, Inc.
     Wulff Family Mortuary, Inc. and its subsidary company:
          WHC, Inc. and its subsidiary company:
               East Metro Agency, Inc.

                                                                                                    MISSISSIPPI
Riemann Holdings, Inc. (90.00%) and subsidiary companies:
                                                                                                    ARKANSAS
     Maxwell Holding Company, Inc. and its subsidiary companies:
          Batesville Funeral Services, Inc.
          Nashville Funeral Home, Inc.
                                                                                                    LOUISIANA
     Beau Pre Memorial Park, Inc.(11)
     Forest Park Cemetery of Shreveport, Inc.
     Forest Park Cemetery West of Shreveport, Inc.


                                      -16-
     H. C. Alexander Funeral Home, Inc.
     Leitz-Eagan Funeral Home, Inc.(25)
     Ourso Funeral Home, Inc.(11)
     Ourso Funeral Home, Airline Gonzales, Inc.(11)
                                                                                                    MISSISSIPPI
     Advance Planning of Mississippi, Inc.
     Baldwin-Lee Funeral Homes, Inc.
     Barham Funeral Home, Inc.
     Browning Funeral Homes, Inc.
     Browning Funeral Home, Inc. Water Valley, Mississippi
     Cardinal Flowers and Fine Gifts, Inc.
     Cockrell Funeral Home, Inc.
     Coleman Funeral Home, Inc.
     F.J.W. Incorporated
     Family Care, Inc.
     Floral Hills Memorial Gardens, Inc.
     Frank J. Fisher Funeral Directors, Inc. and subsidiary company:
          Fisher-Riles Funeral Insurance Company
     Gulf Coast Funeral Services, Inc.
     Holder-Wells Funeral Home, Inc.
     McPeters, Incorporated - Funeral Directors
     Magnolia Memorial Gardens of Meridian, Inc. (formerly: Magnolia Memory Gardens, Inc.)(11)
     Newton County Memorial Gardens, Inc.
     Riemann Enterprises, Inc.
     Riemann Funeral Homes, Inc.
     Riemann Funeral Insurance Company, Inc.
     Riemann Insurance Company, Inc.
     Roseland Park Cemetery, Inc.
     Southern Memorial Park, Inc.
     Stephens Funeral Homes, Inc. and subsidiary companies:
          Stephens Burial Association, Inc.
          Stephens Funeral Benefit Association, Inc.
          Stephens Funeral Fund, Inc.
     Stringer's Hartman-Baldwin Funeral Home, Inc.
     Thweatt-King Funeral Home, Inc. and subsidiary company:
          Thweatt Funeral Insurance Company, Inc.
     Wright & Ferguson Funeral Home and subsidiary company:
          Parkway Memorial Cemetery Corporation

                                                                                                    MISSOURI
Loewen Missouri, Inc.
Mount Auburn Cemetery Company

                                                                                                    NEBRASKA
Boyd E. Braman Mortuary, Inc.
Moon Acquisition, Inc.
Moon Cemetery Association(16)

                                                                                                    NEVADA


                                      -17-

American Burial & Crematory Service
Davis Funeral Home, Inc.
Davis Funeral Home Memorial Plan
Paradise Memorial Gardens, Inc.

                                                                                                    NEW HAMPSHIRE
Loewen New Hampshire Holdings 1990, Inc.
McHugh Funeral Home, Inc. (49.00%)

                                                                                                    NEW JERSEY
Arlington Development Company
Osiris Management, Inc. (formerly: Shipper Management Group, Inc.)

                                                                                                    NEW MEXICO
Advance Planning - Southwest, Inc. (formerly: Advance Planning of New Mexico, Inc.)
Fitzgerald & Son Funeral Directors, Inc.
Grants Mortuary, Inc.
Griffin Funeral Home, Inc.
Hillcrest Memorial Gardens Cemetery, Inc. (formerly: HMGC Acquisition, Inc.)
Larry A. McGee, Inc.
Strong-Thorne Mortuary, Inc.
Valley Memory Gardens, Inc. (formerly: MC Acquisition, Inc.)
West Funeral Home, Inc.

                                                                                                    NEW YORK
Cusimano & Russo, Inc. (formerly: Cusimano Acquisition, Inc.)(11)
Delaware Park Memorial Chapel, Inc.
Joseph G. Duffy, Inc.
John Dormi & Sons, Inc.(11)
John J. Healey Funeral Home, Inc.
La Familia Funeral Home, Inc.
Louis Hirsch & Sons, Inc.
M. J. Smith Sons, Inc.
Northeast Monument Company, Inc.
Osiris Telemarketing Corp.
Ridge Chapels, Inc.
T.J. McGowan Sons Funeral Home, Inc.
Vay-Meeson Holding Company, Inc. (90%) and subsidary company:
     Vay-Schleich & Meeson Funeral Home Inc.
Wagner Acquisition Corporation (90.00%) and subsidiary companies:
                                                                                                    CONNECTICUT
     S. Spadaccino & Sons Funeral Home, Inc.
                                                                                                    NEW YORK
     Carpenter's Funeral Homes, Inc.
     Coloni Funeral Homes, Inc.
     Drownwood Forest National Pet Cemetery, Inc. (formerly: Chicorelli Acquisitions, Inc.)
     Edward F. Carter, Inc.
     James Funeral Home, Inc. (formerly:  Morton Acquisition, Inc.)
     Kennedy-Roth Funeral Home, Inc.


                                      -18-

     Lang-Tobia-DiPalma Funeral Home, Inc. (formerly: LTDP Acquisition, Inc.)
     O'Neill-Redden-Drown Funeral Home, Inc.
     R. Stutzmann & Son, Inc.
     Sears-Middleton-Jones Funeral Home, Inc.
     Sensible Alternatives, Inc.(11)
     Vernon C. Wagner Funeral Homes, Inc.
     David T. Ferguson Funeral Home, Inc. (formerly: WLFH Acquisition, Inc.)(11)
     Wattengel Funeral Home, Inc. (formerly: Wattengel Acquisitions, Inc.)
     William Leahy Funeral Home, Inc.
Wanamaker & Carlough, Inc.
Weeks Funeral Home, Inc.
Yablokoff Kinsgway Memorial Chapel, Inc. (formerly:  Yablokoff Acquisition, Inc.)
Yablokoff-Wandy Funeral Home, Inc.

                                                                                                    NORTH CAROLINA
Carothers Holding Company, Inc. (90%) and subsidiary companies(7):
     Advanced Funeral Planning of North Carolina, Inc.
     Bob Miller Funeral Home, Inc.
     Gardens of Faith Cemetery, Inc. (formerly: RMC Acquisitions, Inc.)
     Highland Memorial Gardens, Inc.
     Charlotte Memorial Gardens, Inc.(11)
     Raleigh Memorial Park, Inc. (formerly: RYM Acquisition, Inc.)
     Reeves Funeral Home, Inc.
     Sandling Funeral Home, Inc.
     Williams Funeral Service, (Incorporated)
                                                                                                    GEORGIA
     Carothers Holding Company (Georgia), Inc. (formerly:  Peebles Curry Durden Mortuary, Inc.)
     Dekle-Wainwright Funeral Home, Inc.
     E.K. May Funeral Home, Inc.
     Edo Miller & Sons, Inc.
     Harvey Funeral Home, Inc.
     Kennedy Monument Co., Inc.
     Kennedy-Morgan Funeral Home, Inc.
     Parkway Garden Chapel, Inc.(5)
     Smith-Tillman Mortuary, Inc.
                                                                                                    KENTUCKY
     Schoppenhorst Brothers - Funeral Home (97%)(32)
                                                                                                    SOUTH CAROLINA
     Carothers Holding Company (South Carolina), Inc. (formerly: Bass Funeral Home) and its subsidiary companies:
          Elmwood Cemetery and Gardens, Inc. (formerly: Elmwood Acquisition, Inc.)
          Frederick Memorial Gardens, Inc. (formerly: Frederick Memorial Gardens)
          Poteet Funeral Home, Inc.
          Shuford-Hatcher Company
                                                                                                    VIRGINIA
     Barnett's Marion Funeral Home, Inc.
Cumberland Memorial Gardens, Inc.
Edgecombe Forest, Inc. (formerly: Edgecombe Acquisition, Inc.)(11)
Evergreen Memorial Cemetery, Inc.


                                     -19-

Fairview Memorial Park of Albemarle, Inc.
Harnett Devotional Gardens, Inc.
Lineberry Cemetery Corporation (90.00%) and subsidiary company:
     Westminster Gardens, Inc.
Lineberry Group, Inc. and subsidiary companies:
     Chatham Memorial Park, Inc. (formerly: Chatham Acquisition, Inc.)
     Crestview Memorial Park, Inc.
     Evergreen Acquisition, Inc.
     Hanes-Lineberry Advanced Funeral Planning, Inc.
     Lumbee Memorial Gardens, Inc. (formerly: Lumbee Memorial Acquisition, Inc.)
     Oak Ridge Memorial Park, Inc. (formerly:  ORMP Acquisition, Inc.)
     Padgett Funeral Home, Inc.
     Rockfish Memorial Cemetery, Inc.
     Rose Hill Memorial Park, Inc.
     Scotland County Cemetery, Inc. (formerly: Scotland Acquisition, Inc.)
                                                                                                    VIRGINIA
     Lineberry Group (Virginia), Inc. (formerly: Lynch Funeral Home, Inc.) and its subsidiary companies:
                                                                                                    DISTRICT OF COLUMBIA
          Takoma Funeral Home, Inc.
                                                                                                    MARYLAND
          Advanced Planning Services of Maryland, Inc.(11)
          The Huntt Funeral Home, Inc.(11)
          Robert E. Evans Funeral Home, Inc. (formerly:  Lincoln Memorial Chapel, Inc.)
                                                                                                    VIRGINIA
          Henry Memorial Park, Inc. (formerly: HMP Acquisition, Inc.)
          Ives-Pearson Funeral Homes, Inc.
          Kyger Funeral Home, Inc. (formerly: Kyger Acquisition, Inc.)
          Lee Funeral Home of Manassas, Inc.
          Roselawn Development Corporation
     Tomlinson Funeral Home, Inc. (formerly: TFH Acquisition, Inc.)
                                                                                                    NORTH CAROLINA
Loewen (North Carolina), Inc. (formerly: Capps Funeral Home, Incorporated)
Stanly Gardens of Memory, Inc.
West Lawn Cemetery, Inc.

                                                                                                    NORTH DAKOTA
Advanced Funeral Planning of the Dakotas, Inc. (formerly: Advanced Funeral Planning of North
  Dakota, Inc.)
Dakota Memorial Chapel, Inc.
Eastgate Holdings, Inc. and subsidiary companies:
     Boelter Funeral Home, Inc. (formerly: Gerhardt-Schreiner-Ladbury Funeral Home, Inc.)
     Eastgate Funeral Service, Inc.
Thompson Funeral Home, Incorporated
W. B. M., Inc.(11)
Weigel Funeral Home, Inc. (formerly: WFH Acquisition, Inc.)

                                                                                                    OHIO
Bennett-Emmert Funeral Home, Inc. (90.00%)(2)
Berry Funeral Home, Inc. (90.00%)(6)


                                     -20-

Blessing Funeral Home, Inc. (formerly: Blessing Acquisition, Inc.) (90.00%)(6)
Chestnut Hill/Mount Peace Cemeteries, Inc.(11)(16)
Corrigan Funeral Home, Inc. (90.00%)(2)
Craciun Funeral Home, Inc. (90.00%)(6)
Crawford County Memory Gardens, Inc.(16)
DiCicco and Son, Inc. (90.00%)(6)
East Lawn Memorial Park Association (formerly: FHCA Acquisition Company, Inc.)(16)
Evergreen Cemetery Belpre, Inc. (formerly: Evergreen Acquisition II, Inc.)(16)
Forest Hills Memorial Gardens, Inc.(16)(11)
Fort Steuben Management, Inc. (formerly: FSBE Acquisition, Inc.)
Gemini Memorial, Inc. and its subsidiary company:
     Danlan Corporation
Green Haven Memorial Gardens, Inc.(16)
H. & D. Management Company, Inc. and subsdiary companies:
     Pet Haven Memorial Gardens, Inc.
                                                                                                    PENNSYLVANIA
     Memorial Cemetery Advisors, Inc.
H.H. Birkenkamp Funeral Home, Inc. (90.00%)(2)
Heritage Cemetery Management Corporation (formerly: HCMC Acquisition, Inc.)
Hogenkamp-Bonham Funeral Home, Inc. (90.00%)
J.H. Finefrock & Sons, Inc. (90.00%)(2)
Loewen Cemetery (Ohio), Inc. (formerly: ELMP Acquisitions, Inc.)
Long and Folk Funeral Home, Inc. (90.00%)
Memory Gardens Company (formerly: MGC Acquisition, Inc.)(16)
Meigs Acquisition, Inc.(16)
Midwest Cemetery Service Company and its subsidiary company:
     Restlawn Memorial Gardens, Inc.
Northeast Ohio Crematory, Inc.
Oak Grove Memorial Park, Inc. (formerly: OGMP Acquisitions, Inc.)(16)
Reed-Nichols Funeral Home, Inc. (90.00%)(2)
Resthaven Memory Garden Cemetery, Inc. (formerly:  RMGC Acquisition, Inc.)(16)
Restlawn Memorial Park Association(16)
Ridgecrest Memory Gardens, Inc. (formerly: Ridgecrest Acquisition, Inc.)(16)(11)
Riverview Memory Gardens, Inc. (formerly: RMG Acquisition, Inc.)(16)
Rose Hill Management Co., Inc.
Rose Hill Memorial Gardens(16)
Seneca Memory Gardens(16)
Siferd Professional Associates, Inc. (80.00%)(6)
Sinfran, Inc.
Spiker-Foster-Shriver Funeral Homes, Inc. (formerly: Stoecklein Acquisition Corporation) (90.00%)(6)
Terebinski Funeral Home Forest Hills Chapel, Inc. (90.00%)(6)(11)
The Forest Hill Cemetery Association(16)
The Fort Steuben Burial Estates Association(16)
The Schmidt-Dhonau Company (90.00%)
West Memory Gardens Association(16)(11)
Western Reserve Memorial Garden(16)

                                                                                                    OKLAHOMA
Ada Cemetery Holding Company, Inc.(11) and its subsidiary company:


                                     -21-

     Memorial Park of Ada, Inc.(11)
Arlington Memory Gardens, Inc. (formerly: Arlington Acquisition, Inc.)(11)
Loewen (Oklahoma), Inc. (formerly: Heath-Griffith Funeral Service, Inc.) and its subsidiary company:
     Hunsaker-Wooten Funeral Home, Inc.
Lowell Holdings, Inc. (90%) and its subsidiary companies:


                                                                                                    KANSAS
     Fryberger Acquisition, Inc.
     Janousek Funeral Home, Inc.
     Pittsburg Cemetery Company(11)
     Southeastern Cemeteries Association(11)
                                                                                                    MISSOURI
     Park Cemetery of Carthage, Inc.(11)
                                                                                                    OKLAHOMA
     Area Funeral Services, Inc.(11)
     Gray Funeral Service, Inc.
     Gray Gish, Inc.
     Greer Funeral Home, Inc.
     HM Acquisition, Inc.
     Kiesau Funeral Home, Inc.
     Ludlum Management Services, Inc.
     Patterson Greer Funeral Home, Inc.
     Seeger Funeral Home, Inc.
Resthaven Memorial Company
Sunset Memorial Gardens, Inc.

                                                                                                    OREGON
Advanced Planning, Inc.
Bateman Funeral Chapel, Inc.
Beaverton Funeral Home, Inc.
Belcrest Memorial Park, Inc. (formerly: Belcrest Acquisition, Inc.)
Bishop Funeral Chapel Inc.
Buell Chapel, Inc.
Cemetery Services, Inc.
Fir Lawn Chapel, Inc.
Gable and Parkrose Funeral Chapels, Inc.
Haakinson-Groulx Mortuary, Inc.
Howell-Edwards-Doerksen Chapel of the Gardens, Inc.
O'Hair's Funeral Chapel, Inc. (formerly:  O'Hair's Memorial Chapel, Inc.)
Litwiller Funeral Home, Inc.(11)
Pacific Mausoleum Co., Inc.
Payne Family Mortuary, Inc. (formerly:  Payne Acquisition, Inc.)
Peake Memorial Chapel, Inc.
Portland Funeral Alternatives, Inc. (formerly:  PFA Acquisition, Inc.)
The Portland Memorial, Inc.
Young's Funeral Home, Inc.


                                     -22-

                                                                                                    PENNSYLVANIA
Alleva Leasing Corporation
BLH Management, Inc. (formerly: Burton L. Hirsch Funeral Home, Inc.)
Bethlehem Cemetery Association(16)
Blue Ridge Memorial Gardens
CMS West, Inc. and its subsidiary companies:

                                                                                                    DELAWARE
     H.P. Brandt Funeral Home, Inc.
     The Mausoleum Construction Company
     Wm. F. Cushing, Inc.
                                                                                                    PENNSYLVANIA
     American Monument Corporation and its subsidiary company:
          Greene County Monument & Vault Company, Inc.
     Bedford County Memorial Park, Inc. and its subsidiary companies:
          Blair Memorial Park, Inc.
          Crestview Memorial Park, Inc.
     BFMI Co. (formerly: Brandt Family Memorial Investment Company)
     Bright Undertaking Company
     Castle View Memorial Gardens, Inc.
     Central Penn Funeral Associates, Inc. and its subsidiary company:
          Grand View Cemetery Company
     Coraopolis Cemetery Company
     Eloise B. Kyper Funeral Home, Inc.
     H. Samson, Inc.
     Heffner Funeral Home, Inc.
     Knee Funeral Home of Wilkinsburg, Inc.
     Mount Lebanon Cemetery Company
     Tri-State Funeral Associates, Inc.
Chartiers Cemetery Company(11)
Green Lawn Memorial Park, Inc.
J. V. Walker Inc.
Juniata Memorial Park, Inc.
Laurelwood Holding Company(11) and its subsidiary companies:
     Laurelwood Cemetery Company(11)
     Laurelwood Management Company(11)
Melrose Land Company
NFH Leasing Corporation
Prospect Hill Cemetery Company
Reese Leasing Corporation
Reese Management Corporation
Riverside Cemetery Company
Riverview Memorial Gardens, Inc.
Stone and Metal, Incorporated
The Prospect Cemetery
Tioga County Memorial Gardens, Inc.
Tri-County Memorial Gardens, Inc.
Twin Hills Memorial Park and Mausoleum Corporation
Westminster Cemetery, Inc.


                                     -23-

                                                                                                    SOUTH CAROLINA
Crescent Hill Memorial Gardens
Forest Lawn Cemetery, Inc.(11)
Good Shepherd Memorial Park, Inc.
Memorial Gardens of Charleston, Inc. (formerly: MGC Acquisitions, Inc.)
Springhill Memorial Gardens, Inc.

                                                                                                    SOUTH DAKOTA
HRMP Management, Inc. (formerly: HRMP Acquisitions, Inc.)
Hofmeister Funeral Chapels, Inc.
Osthus Funeral Home, Inc. (formerly: OFH Acquisitions, Inc.)
Restlawn Memory Gardens, Inc. (formerly: Restlawn Acquisition, Inc.)
Sunset Management, Inc. (formerly: Sunset Acquisition, Inc.)

                                                                                                    TENNESSEE
Weaver Funeral Home, Inc. (formerly: Booth Funeral Home, Inc.)
Coffey Mortuary, Inc.
Crestview Memorial Park, Inc. (formerly:  CMP Acquisition, Inc.)
DMA Corporation
Eastview Memorial Gardens, Inc. (formerly:  EMG Acquisition, Inc.)
Family Funeral Service Group, Inc. (90%)(10) and subsidiary companies:
                                                                                                    INDIANA
     Elzey & Haggard Funeral Homes, Inc.
                                                                                                    KENTUCKY
     Blalock-Coleman Funeral Home, Inc. (99.6%)(10)
     Bowling Green-Warren County Memorial Gardens, Inc.
     Cook-Webb Funeral Home, Inc. (99.9%)(10)
     Greenwell-Jenkins Funeral Home, Inc. (formerly: Greenwell Acquisition, Inc.) (99.01%)(10)
     Keith Monument Co. of Bowling Green, Inc.
     Laurel Funeral Home, Inc. (97.9%)(10)
     Lindsey Funeral Home, Inc. (99.9%)(10)
     Maplelawn Park Cemetery, Inc.
     Murray Memorial Gardens, Inc.
     Roth Funeral Chapel, Incorporated (94%)(10)
     Wilder Funeral Home, Inc. (99%)(10)
                                                                                                    OHIO
     Beam Funeral Home, Inc. (90%)(10)
     Burcham Funeral Home, Inc. (90%)(10)
                                                                                                    TENNESSEE
     Burris Funeral Home, Inc.
     Dickson Funeral Home, Incorporated
     Hilcrest Cemetery Corporation
     J. W. Curry & Son, Inc.
     Johnson Funeral Home Of Church Hill, Inc.
     Kingston Memorial Gardens, Inc. (formerly: Kingston Memorial Gardens Acquisition, Inc.)(11)
     Luff Bowen Funeral Home, Inc.
     Nave Funeral Home, Inc.(11)
     Roselawn Memorial Gardens Corporation


                                     -24-

     Spring Hill Cemetery Company
     Sweetwater Valley Memorial Park, Inc. (formerly: Sweetwater Valley Memorial Park And
       Chapel, Inc.)
     Tennessee Valley Memory Gardens And Funeral Home, Inc. (formerly: Tennessee Valley
       Acquisition, Inc.)
     Wilson County Memorial Park, Inc.
Franklin Memorial Chapel, Inc. (formerly: Daves-Culbertson Funeral Home, Inc.)
Funeral Concepts of Knoxville, Inc.
Kiser Funeral Home, of Greeneville, Incorporated(11)
Mayes Mortuary, Inc. and subsidiary company:
     Advance Planning of Tennessee, Inc.
Memorial Concepts Of Tennessee, Inc.
Memorial Park, Inc.
Newby Funeral Home, Inc.
Pettus-Owen & Wood Funeral Home, Inc. (formerly: Gamble-Watson Funeral Home, Inc.)
Rawlings Funeral Home, Inc. and subsidiary company
     Smith Funeral Home, Inc.
Roane Memorial Gardens, Inc. (formerly: Roane Memorial Gardens Acquisition, Inc.)(11)
White's Vault Co.

                                                                                                    TEXAS
Affordable Caskets, Inc.
Allen-Korzenewski Funeral Home, Inc.
American Mausoleum Co.
Cavazos Memorial Chapel, Inc.
Chism-Smith Funeral Home, Inc.
DSP General Partner, Inc.(85%)(22) and subsidiary companies:
     Branon Funeral Home, Inc.(11)
     Del Rio Funeral Home, Inc.
     Jimerson Funeral Home, Inc.(11)
     Roger Pool Funeral Home, Inc.
     Tembico-Harkey, Inc.
Darling-Mouser Funeral Home, Inc.
Earthman Holdings, Inc. (90%) and subsidiary companies:
     Bernard Probst Funeral Home, Inc.
     Crown Hill Memorial Park, Inc.
     Dudley M. Hughes Funeral Home, Inc.
     Dudley M. Hughes Funeral Home North Chapel, Inc.
     Ed C. Smith & Brothers Funeral Directors, Inc.
     HLLB, Inc.
     Hughes Funeral Homes, Inc.
     Hughes Funerals, Inc.
     Hughes Southland Funeral Home, Inc.
     Max Martinez Funeral Home, Incorporated
     Oak Bluff Memorial Park, Inc., Of Port Neches
     Pace-Stancil Funeral Home, Inc.
     Pace-Stancil Memorial Rest Gardens, Inc.
     Trevino Funeral Home, Inc.
     Trevino Funeral Home - Palo Alto, Inc.
George C. Price Funeral Directors, Inc.
Grace Memorial Park, Inc.


                                     -25-
     Harper-Talasek Funeral Homes, Inc.
     Huff Funeral Home, Inc. (formerly:  Charda Corporation)
     James Funeral Home, Incorporated and subsidiary company:
          Dunwood Cemetery Service Company (80%)
     Memorial Park Cemetery, of Tyler, Texas
     Paradise Chapel of Roses Mortuary, Inc.
     Paragon Trevino Funeral Home, Inc.
     Pitts Kreidler-Ashcraft Funeral Directors, Inc.
     Tyler Memorial Funeral Home And Chapel, Inc.

                                                                                                         VIRGINIA
     Advanced Planning of Virginia, Inc.
     Altavista Memorial Park, Inc.
     Birchlawn Burial Park, Inc.
     Cemetery Investments, Inc.
     Covenant Acquisition, Inc.(11)
     HFH, Inc. (99.01%)(2)
     Huff-Cook Funeral Home, Inc. (99.01%)(2)
     Loewen (Virginia), Inc. (formerly:  Powell Valley Memorial Gardens, Incorporated)
     Mullins Holding Company and subsidiary companies:
          Alleghany Memorial Park, Inc.
          Arlington Funeral Home, Incorporated
          Bucktrout Funeral Home of Williamsburg, Inc. (formerly:  BFH Acquisitions, Inc.)
          Hill Funeral Home, Inc.
          Jones-Ash Funeral Home, Inc.
          L & D Enterprises, Incorporated
          Lacy Funeral Home, Inc.
          PMSI, Inc. and its subsidiary companies:
               Kiris, Inc.
               Southern Memorial Sales, Inc.
          Sidney F. Harrell Funeral Home, Inc. (formerly:  SFH Acquistions, Inc.)
          Umphlett Funeral Home, Inc. (formerly: UFH Acquisition, Inc.)
          Virginia Memorial Service Corporation
          Williamsburg Funeral Home, Inc. (formerly:  WFH Acquisitions, Inc.)
          Woodward Funeral Home, Incorporated
     PVD Acquisitions, Inc.
     Rockbridge Memorial Gardens Company (formerly: RMG Acquisition, Inc.)
     Rose Lawn Cemeteries, Incorporated
     Russell Memorial Cemetery, Inc.
     Star City Memorial Sales, Inc.
     Sunset Memorial, Inc. (55.8%)(28)
     Temple Hill Corporation

                                                                                                         WASHINGTON
     Acacia Memorial Park(11)
     Advanced Planning of Washington, Inc.
     American Burial & Cremation Services, Inc.
     Bauer Funeral Chapel, Inc.
     Brown Mortuary Service, Inc.


                                     -26-

     Dahl/McVicker Funeral Homes, Inc.
     Davies Cremation & Burial Services, Inc. (formerly: Davies Acquisition, Inc.)
     Green Service Corporation and subsidiary company:
          Sunset Marketing, Inc. (75%)
     J & K Management Company
     Jerns Funeral Chapel, Inc.
     Longview Memorial Park, Inc.
     Lower Valley Memorial Gardens, Inc.
     Malletta-Vertin Holdings Inc. and subsidiary companies:
                                                                                                         ARIZONA
          Carr Mortuary, Inc.
          Desert DR Acquisition, Inc.
          Greer - Mountain View Mortuary, Inc.
          Hatfield Funeral Home, Inc.
          Page Mortuary, Inc.
                                                                                                         COLORADO
          Almont, Inc.
          Imperial Memorial Gardens, Inc.
          Mountain Vale Memorial Park, Inc. (formerly: MVMP Acquisitions, Inc.)
                                                                                                         DELAWARE
          Chapel of Chimes Funeral Home, Inc.
          Gorder Funeral Home, Inc.
          Lienkaemper Chapels, Inc.
          Livingston-Malletta & Geraghty Funeral Home, Inc.
          O'Connor Funeral Home & Crematory, Inc.
          Retz Funeral Home, Inc.
          Short's Funeral Chapel, Inc.
          Squire-Simmons & Carr Funeral Home, Inc.
          Sunset Memorial Cemetery & Funeral Home, Inc.
                                                                                                         IDAHO
          Reynolds Funeral Chapel, Inc. (formerly: Reynolds Acquisition, Inc.)
          White Mortuary, Inc.
                                                                                                         MONTANA
          Glacier Memorial Gardens, Inc. (formerly: Glacier Memorial Acquisition, Inc.)
                                                                                                         WASHINGTON
          Evergreen Funeral Home And Cemetery, Inc.
          Kimball Funeral Home, Inc.
     Marysville Acquisition, Inc.
     Powers Funeral Home, Inc.
     Price-Helton Funeral Chapel, Inc.
     S & H Properties and Enterprises, Inc. and subsidiary
     companies:
                                                                                                         OREGON
          Universal Memorial Centers I, Inc.
          Universal Memorial Centers II, Inc.
          Universal Memorial Centers III, Inc.
                                                                                                         CALIFORNIA
          Universal Memorial Centers V, Inc.
          Universal Memorial Centers VI, Inc.


                                     -27-

                                                                                                         WASHINGTON
          Vancouver Funeral Chapel, Inc. and subsidiary company:
               Northwood Park Cemetery, Inc.
     Schaefer-Shipman Funeral Home, Inc.
     Shaw & Sons Funeral Directors, Inc.
     Sticklin Funeral Chapel, Inc.

                                                                                                         WEST VIRGINIA
     Advance Planning of West Virginia, Inc.
     Beverly Hills Memorial Gardens, Inc.
     Davis Funeral Home, Inc.
     Delta Marketing, Inc.
     Dorsey Funeral Home, Inc.
     Evergreen Acquisition, Inc.
     Floral Hills Memorial Gardens, Inc.
     Greenbrier Burial Park, Inc. (formerly: GBP Acquisition, Inc.)
     Highland Memory Gardens, Inc. and subsidiary company:
          Guyan Memorial Gardens, Inc.
     Sunset Memorial Park of Beckley, Inc.(11)
     Montgomery Memorial Park Corporation
     Mountaineer Vaults, Inc.
     Mountain State Wilbert Vault, Inc.
     Park View Memorial Gardens, Inc. (formerly: Cemetery Acquisition Company, Inc.)
     Pineview Cemetery, Inc.
     Resthaven Memorial Park, Inc.
     Restwood Memorial Gardens, Inc.
     R.J.P. Enterprises, Inc.
     Sunset Memorial Park Company (formerly: SMP Acquisition, Inc.)
     Stanley N. Vaughan Funeral Home, Inc.
     Spurgeon Funeral Home, Inc.
     Spring Valley Memory Gardens, Inc. (formerly: SVM Acquisition, Inc.)
     Tankersley Funeral Home, Inc.
     Valley View Memorial Park, Inc.
     White Chapel Memorial Gardens, Inc.
     Woodlawn Memorial Park Corporation and subsidiary companies:
          Cemetery Estates, Inc.
          Restlawn Company

                                                                                                         WISCONSIN
     Arlington Park Cemetery, Inc.(11)
     Community Funeral Homes of Wisconsin, Inc. (90%)
     Great Lakes Cemeteries I, Inc.
     Highland Management Corp.(11)
     Milton Lawns Memorial Park of Janesville, Inc.(19)
     Northern Land Company, Inc.
     Perfection Management Corporation(11)
     Roselawn Memorial Park Company
     Roselawn Operations, Inc.(11)
     Sunset Ridge, Inc. (formerly: SR Acquisition, Inc.)(11)


                                     -28-

                                                                                                         WYOMING
     Buck-Heggie Funeral Home, Inc.
     Champion Funeral Home, Inc. (formerly: Champion Acquisitions, Inc.)
     HFH Acquisition, Inc.
     HPS Acquisition, Inc.
     Memorial Services, Inc. and its subsidiary company:
          Wyoming Memorial Gardens, Inc.


                             INTERNATIONAL COMPANIES
                             -----------------------
                                                                                                         BARBADOS
Loewen International Holdings Ltd.(15) and subsidiary companies:
     Loewen Financial Corporation(12) and subsidiary company:                                            TENNESSEE
          Eagle Financial Associates, Inc. (formerly:  Mountain Laurel Financial Services,Inc.)
                                                                                                         BARBADOS
     Loewen Insurance Holdings Inc.
     Loewen Mexico Holdings Ltd.
Loewen Trading Corporation(18)
                                                                                                         LUXEMBOURG
Loewen Luxembourg (No. 1) S.A.(13) and its subsidiary company:
     Loewen Luxembourg (No. 2) S.A.(13) and its subsidiary company:
                                                                                                         GIBRALTAR
          Loewen Investments (Gibraltar) and its subsidiary company:
               Loewen Investments Two (Gibraltar) and its subsidiary company:

                                                                                                         NETHERLANDS
                    Neweol Finance B.V. and its subsidiary company:
                                                                                                         LUXEMBOURG
                         Loewen Luxembourg (No. 3) S.A.(11)(38) and its
                         subsidiary company:

                                                                                                         GIBRALTAR
                              Loewen One (Gibraltar) Limited(11)

                                                                                                         BRITISH COLUMBIA
28886 Investments Ltd.(41)(11) and its subsidiary companies:
                                                                                                         AMSTERDAM
     Neweol Holdings B.V.(11)
                                                                                                         LUXEMBOURG
     Loewen Luxembourg (No. 4) S.A.(11)
                                                                                                         ENGLAND AND WALES
     Loewen UK Holdings Limited(11) and its subsidiary company:
          The Loewen Partnership Limited(11) and its subsidiary companies:
               Loewen Funerals Limited(11) and its subsidiary companies:
                    Andrew Holmes & Son Limited(11)
                    Anglia Funeral Services Limited(11)
                    JNO Steel Holdings Limited(11) and its subsidiary companies:


                                     -29-

                         JNO Steel & Son Limited(11)
                         W. Cornish Ltd. (50%)(11)
                    Maple Leaf Funerals Limited(11)
                    Woking Funeral Service Limited(11)


NOTES:
(1) The issued and outstanding shares of Prairie Funeral Services Ltd. consists of Class "A" common shares of which TLGI owns 50.00% and Centre-Sask Funeral Management Co. Ltd. ("Centre-Sask") owns 50.00%, Class "B" preferred shares of which 307744 Saskatchewan Ltd. ("Saskatchewan Ltd.") owns 100% and Class "C" preferred shares of which Centre-Sask owns 100%. TLGI Management Corp. (formerly: Loewen Management Corp.) owns 100% of the issued and outstanding shares of Saskatchewan Ltd.

(2) The minority shareholders of these companies have each executed either a Voting Proxy and Option Agreement or a Voting Trust and Option Agreement, the purpose and intent of which is to transfer the minority shareholder's shares into a voting trust or to designate a voting representative for the minority shareholder's shares, as the case may be, and to grant an option in favour of Loewen Group International, Inc. (as successor to Paragon Family Services, Inc.) to acquire such shares.

(3) The issued and outstanding shares of Surrey Memorial Services and Crematorium Ltd. consists of common shares of which TLGI Holdings Limited owns 66.68%, Suburban Funeral Homes Ltd. owns 16.66% and Chapel Hill Funeral Home Ltd. owns 16.66%.

(4) The issued and outstanding shares of Ettinger-Kennedy Memorial Residence Limited consists of common shares of which Wayne Hatt Enterprises Limited owns 97% and TLGI Management Corp. owns 3%.

(5) The issued and outstanding shares of Parkway Garden Chapel Inc. are owned 100% by Carothers Holding Company, Inc. with the exception of 300 issued and outstanding shares of preferred stock with a par value of U.S. $10.00 each.

(6) The minority shareholders of these companies have each executed either a Voting Proxy and Option Agreement or a Voting Trust and Option Agreement, the purpose and intent of which is to transfer the minority shareholder's shares into a voting trust or to designate a voting representative for the minority shareholder's shares, as the case may be, and to grant an option in favour of Loewen Group International, Inc. to acquire such shares.

(7) Foster Family Funeral Home, Inc. is 5% owned by Carothers Holding Company, Inc. and 5% owned by Poteet Holdings, Inc.

(8) The issued and outstanding shares of Hayward's B.C. Funeral Company & Limousine Service Ltd. consists of 100 Common shares of which TLGI owns 60.00% and Haywards Thomson & Irving Funeral Directors (1986) Inc. owns 40%.

(9) The issued and outstanding shares of Armstrong-Enderby Funeral Home Ltd. are owned 100% by The Loewen Group Inc. with the exception of 1 issued and outstanding share of Class D preferred stock with a par value of $1.00 each.

(10) The minority shareholders of these companies have each executed either a Voting Proxy and Option Agreement or a Voting Trust and Option Agreement, the purpose and intent of which is to transfer the minority shareholder's shares into a voting trust or to designate a voting representative for the minority shareholder's shares, as the case may be, and to grant an option in favour of Family Funeral Service Group, Inc. to acquire such shares.

(11)   Addition to list after December 31, 1997.

(12) 100% of Loewen Financial Corporation (represented by 1,050 common shares and 350 first preferrence shares) is owned by Loewen International Holdings Ltd.

(13) Loewen Luxembourg (No. 1) S.A. is 100% beneficially owned by Neweol Investments Ltd. Quenon Investments Ltd. is the registered owner of 1 share in the authorized capital of each of Loewen Luxembourg (No. 1) S.A. and Loewen Luxembourg (No. 2) S.A.

(14) Agencia de Inhumaciones Gonzalez, S.A. de C.V. is owned by The Loewen Group Inc. (1%) and TLGM One Holdings Inc. (99%)
       Grupo Loewen De Mexico, S.A. de C.V. is owned by TLGM One Holdings Inc. (99%) and TLGM Holdings Inc. (1%)
       Prestadora De Servicios Funerarios, S.A. de C.V. is owned by Grupo Loewen de Mexico, S.A. de C.V. (99%) and TLGM One Holdings Inc. (1%) Servicios Administrativos Funerarios, S.A. de C.V. is owned by Grupo Loewen De Mexico, S.A. de C.V. (99%) and TLGM One Holdings Inc. (1%)

(15) 100% of the voting stock of Loewen International Holdings Ltd. (represented by 210 common shares) is owned by 4054 Investments Ltd.

(16)   This is a Non Profit Corporation and therefore has no shareholders.

(17) The issued and outstanding shares of Community Crematorium Services Limited consists of 100 Class "A" common shares of which Helmsing Funeral Chapels Ltd. ("Helmsing") owns 25.00%, Lee Funeral Home Ltd. ("Lee") owns 25.00% and Speers Funeral Services Ltd. owns 50.00%. TLGI owns 100% of the issued and outstanding shares of Helmsing and TLGI Management Corp. (formerly: Loewen Management Corp.) owns 100% of the issued and outstanding shares of Lee.

(18) Neweol Investments Ltd. owns 85% and TLGI owns 15% of the issued and outstanding shares of Loewen Trading Corporation.

(19) The issued and outstanding shares of Milton Lawns Memorial Park of Janesville, Inc. consists of 1 share of common stock with a par value of $100.00 and 1,000 shares of preferred stock without par value. LGII owns all of the authorized shares of preferred stock and Rock County Savings & Trust as Trustee is the registered holder of the 1 common share.

(20) TLGI Management Corp. owns 55% of the issued and outstanding shares of Paperman & Sons Inc. and 100% of the issued and outstanding shares of Troispap Inc. which owns 45% of Paperman & Sons Inc.

(21) Loewen (Alabama), L.P. is a Delaware limited partnership in which Loewen Group Inc. is the general partner (1%) and Loewen (Alabama), Inc. is the limited partner (99%).

(22) Directors (Texas), L.P. is a Delaware limited partnership in which DSP General Partner, Inc. is the general partner (1%) and Directors Succession Planning, Inc. is the limited partner (99%).

(23) Loewen (Indiana), L.P. is a Delaware limited partnership in which Calico General Partner, Inc. is the general partner (1%) and Loewen (Indiana), Inc. is the limited partner (99%).

(24) Loewen (Texas), L.P. is a Delaware limited partnership in which Loewen Group Inc. is the general partner (1%) and Loewen (Texas), Inc. is the limited partner (99%).

(25) The issued and outstanding shares of New Orleans Limousine Service, Inc. consists of 10,000 shares of common stock of which Loewen Louisiana Holdings, Inc. owns 8,610 common shares (86.10%), Leitz-Eagan Funeral Home, Inc. owns 695 Common shares (6.95.00%) and Mothe Funeral Homes, Inc. owns 695 Common shares (6.95%).

(26) TLGI owns 84.95% and Neweol Investments Ltd. owns 15.05% of the issued and outstanding shares of Loewen Group International, Inc.

(27) The issued and outstanding shares of Pine Grove Crematorium (1996) Ltd. consists of 120 Class "A" common shares of which TLGI owns 60 Class "A" common shares (50%).

(28) 55.8% of the issued and outstanding voting shares of Sunset Memorial, Inc. are owned by Loewen Group International, Inc. and 44.2% of the issued and outstanding voting stock is owned by Mullins Holding Company.

(29) Loewen Group International, Inc. owns 11.8045% (represented by 113.23529 Common Shares) and 4103 Investments Ltd. owns 10% (represented by 100 Common Shares) of all of the issued and outstanding Common Shares, par value $0.01 of Prime Succession Holdings, Inc. ("Prime"). 4103 Investments Ltd. owns 100% of the issued and outstanding 10% Pay-In-Kind Cumulative Preferred Stock Par Value $.01 each of Prime (represented by 6,350 Preferred shares).

(30) Loewen Group International, Inc. owns 74.13% of the issued and outstanding common stock and Whitehurst California owns 25.87% of the issued and outstanding common stock of Roses Delaware, Inc.

(31) Loewen Group International, Inc. owns 10.45% of all of the issued and outstanding common shares and 4103 Investments Ltd. owns 10% of all of the issued and outstanding common shares of Rose Hills Holdings, Corp. ("Rose Hills"). 4103 Investments Ltd. owns 73.256% of the issued and outstanding 10% Pay-In-Kind Cumulative Preferred Stock Par Value $.01 each and Roses Delaware, Inc. owns 26.744% of the issued and outstanding 10% Pay-In-Kind Cumulative Preferred Stock Par Value $.01 each of Rose Hills.

(32) The minority shareholders of these companies have each executed either a Voting Proxy and Option Agreement or a Voting Trust and Option Agreement, the purpose and intent of which is to transfer the minority shareholder's shares into a voting trust or to designate a voting representative for the minority shareholder's shares, as the case may be, and to grant an option in favour of Carothers Holding Company to acquire such shares.

(33) TLGI owns 58% and 600838 Saskatchewan Ltd. owns 42% of the issued and outstanding shares of Memories Funeral Directors & Crematory Inc. TLGI owns 100% of the issued and outstanding shares of 600838 Saskatchewan Ltd.

(34) 600838 Saskatchewan Ltd. owns 90%, Rist Enterprises Corporation owns 5% and 601346 Saskatchewan Ltd. owns 5% of the issued and outstanding shares of Wilson & Zehner Funeral Chapel Ltd. TLGI owns 100% of the issued and outstanding shares of 600838 Saskatchewan Ltd., Rist Enterprises Corporation and 601346 Enterprises Corporation.

(35) 600838 Saskatchewan Ltd. owns 60%, Rist Enterprises Corporation owns 20% and 601346 Saskatchewan Ltd. owns 20% of the issued and outstanding shares of Unser-Rist Funeral Home Services Inc. TLGI owns 100% of the issued and outstanding shares of 600838 Saskatchewan Ltd., Rist Enterprises Corporation and 601346 Saskatchewan Ltd..

(36) TLGI owns 51.32% (represented by 199,737,501 Class A Voting Common Shares) and LGII owns 48.68% (represented by 189,475,132 Class B Common (Non-Voting) Shares) of all of the issued and outstanding common shares of 4103 Investments Ltd.

(37) TLGI owns 95.6% (represented by 332,430 Common shares) and TLGI Management Corp. owns 4.4% (represented by 15,276 Common shares) of all of the issued and outstanding common shares of Neweol Investments Ltd.

(38) Loewen Luxembourg (No. 3) S.A. is 100% beneficially owned by Neweol Finance B.V. Quenon Investments Ltd. is the registered owner of 1 share in the authorized capital of Loewen Luxembourg (No. 3) S.A.

(39) TLGI owns 100% of the issued and outstanding Common shares (represented by 1,683,739 Common shares) of TLGI Management Corp. TLGI owns 17% and 4103 Investments Ltd. owns 83% of the issued and outstanding Class A Preferred shares of TLGI Management Corp.

(40) The minority shareholders of these companies have each executed either a Voting Proxy and Option Agreement or a Voting Trust and Option Agreement, the purpose and intent of which is to transfer the minority shareholder's shares into a voting trust or to designate a voting representative for the minority shareholder's shares, as the case may be, and to grant an option in favour of Loewen Group Acquisition Corp. to acquire such shares.

(41) TLGI owns 100% of the issued and outstanding shares of 28886 Investments Ltd..

(42) Nakamura Mortuary, Inc. owns 50% and Maui Memorial Park, Inc. owns 50% of the issued and outstanding shares of Maui Funeral Plan, Inc..

(43)   4166 Investments Ltd. is the sole member of Neweol (Delaware), L.L.C.

(44) Loewen Luxembourg (No. 4) S.A. is 100% beneficially owned by 28886 Investments Ltd. Viotta Trust Services B.V. is the registered owner of 1 share in the authorized capital of Loewen Luxembourg (No. 4) S.A.